Filed Pursuant to Rule 497
File no. 333-186877

Maximum Offering of 100,000,000 Shares
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Supplement No. 2 dated December 8, 2016
to
Prospectus dated October 28, 2016
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This Supplement No. 2 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated October 28, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
Increase in Public Offering Price
On December 8, 2016, we increased our public offering price to $14.03 per Class I share, $14.34 per Class RIA share, and $15.25 per Class R share from $13.80 per Class I share, $14.10 per Class RIA share, and $15.00 per Class R share. The increase in the public offering price is effective as of our December 9, 2016 weekly closing and first applied to subscriptions received from December 2, 2016 through December 8, 2016. In accordance with our share pricing policy, the pricing committee of our board of directors determined that an increase in the public offering price was warranted following an increase in our estimated net asset value per share to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share.